Exhibit 99.1
Investor Relations: Media Relations:	Anjali Aggarwal Jonathan Freedman +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results for the Third Quarter
and Nine Months Ended September 30, 2019

Reports EPS of $1.71, Economic EPS of $3.16

Completed investment in Garda Capital Partners
Completed BlueMountain transaction and received approximately $90 million in proceeds
Repurchased $110 million in common stock and announced $0.32 cash dividend per common share

WEST PALM BEACH, FL, October 28, 2019 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the third quarter and nine months ended September 30, 2019.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“AMG reported Economic earnings per share of $3.16 in the third quarter and net client cash outflows of ($19.7) billion, driven primarily by certain quantitative strategies across liquid alternatives and global equities. However, we continued to generate strong momentum in private markets, wealth management, and fixed income, and our Affiliates further strengthened their long-term investment performance track records in fundamental global and emerging markets equity strategies.

“Looking ahead, clients continue to recognize boutique managers’ inherent advantages in generating alpha, especially in volatile markets. We are focused on generating long-term value by investing in leading independent active investment managers, through our proven partnership approach, and actively re-allocating resources toward the areas of highest growth and return in our business. With our track record of successful partnerships and financial flexibility, along with ongoing momentum in our new investment pipeline, we are well-positioned to generate earnings growth and create long-term shareholder value through the execution of our strategy.”

FINANCIAL HIGHLIGHTS	Three Months Ended		Nine Months Ended
(in millions, except as noted and per share data)	9/30/2018	9/30/2019	9/30/2018	9/30/2019
Operating Performance Measures
AUM (at period end, in billions)	$829.6	$750.7	$829.6	$750.7
Average AUM (in billions)	834.1	765.4	834.5	770.7
Net client cash flows (in billions)	0.9	(19.7)	3.3	(42.2)
Aggregate fees	1,278.0	1,130.5	4,210.7	3,545.6
Financial Performance Measures
Net income (loss) (controlling interest)	$124.9	$86.3	$394.9	$(6.8)
Earnings (loss) per share (diluted)	2.34	1.71	7.27	(0.13)
Supplemental Performance Measures (1)
Adjusted EBITDA (controlling interest)	$237.8	$206.5	$770.5	$641.3
Economic net income (controlling interest)	184.0	159.4	594.8	498.5
Economic earnings per share	3.45	3.16	10.99	9.75

For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

Capital Management
The Company announced a fourth-quarter cash dividend of $0.32 per common share, payable November 21, 2019 to common stockholders of record as of the close of business on November 7, 2019. During the third quarter of 2019, the Company repurchased $110 million in common stock. In addition, AMG’s Board of Directors increased the Company’s share repurchase authorization to a total of 8.2 million shares.
About AMG
AMG is a global asset management company with equity investments in leading boutique investment management firms. AMG’s strategy is to generate long‐term value by investing in leading independent active investment managers, through a proven partnership approach, and allocating resources across the Company's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy. In addition, AMG provides centralized assistance to its Affiliates on strategy, marketing, distribution, and product development. As of September 30, 2019, AMG’s aggregate assets under management were approximately $732 billion, pro forma for a transaction which has since closed, in more than 500 investment products across a broad range of active, return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13695093. The live call and replay of the session, and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, June 30, 2019	$288.2	$268.2	$109.8	$106.0	$772.2
Client cash inflows and commitments	8.1	8.5	3.6	4.9	25.1
Client cash outflows	(17.2)	(15.0)	(8.5)	(4.1)	(44.8)
Net client cash flows	(9.1)	(6.5)	(4.9)	0.8	(19.7)
New investments	4.0	—	—	—	4.0
Market changes	2.2	(1.2)	(0.2)	1.0	1.8
Foreign exchange	(1.6)	(2.1)	(0.1)	(0.4)	(4.2)
Realizations and distributions (net)	(0.4)	(0.1)	—	—	(0.5)
Other	(2.4)	(0.1)	(0.3)	(0.1)	(2.9)
AUM, September 30, 2019	$280.9	$258.2	$104.3	$107.3	$750.7

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2018	$293.5	$243.8	$97.6	$101.1	$736.0
Client cash inflows and commitments	28.2	27.7	12.4	15.0	83.3
Client cash outflows	(47.7)	(43.5)	(21.0)	(13.3)	(125.5)
Net client cash flows	(19.5)	(15.8)	(8.6)	1.7	(42.2)
New investments	4.0	—	—	—	4.0
Market changes	11.2	32.6	16.6	9.3	69.7
Foreign exchange	(1.8)	(1.3)	—	—	(3.1)
Realizations and distributions (net)	(2.7)	(0.2)	—	(0.1)	(3.0)
Other	(3.8)	(0.9)	(1.3)	(4.7)	(10.7)
AUM, September 30, 2019	$280.9	$258.2	$104.3	$107.3	$750.7

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, June 30, 2019	$447.8	$208.9	$115.5	$772.2
Client cash inflows and commitments	11.6	9.2	4.3	25.1
Client cash outflows	(24.8)	(15.9)	(4.1)	(44.8)
Net client cash flows	(13.2)	(6.7)	0.2	(19.7)
New investments	4.0	—	—	4.0
Market changes	1.5	0.1	0.2	1.8
Foreign exchange	(2.2)	(1.9)	(0.1)	(4.2)
Realizations and distributions (net)	(0.4)	(0.1)	—	(0.5)
Other	(2.4)	(0.5)	—	(2.9)
AUM, September 30, 2019	$435.1	$199.8	$115.8	$750.7

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2018	$432.9	$195.4	$107.7	$736.0
Client cash inflows and commitments	33.6	35.6	14.1	83.3
Client cash outflows	(61.4)	(51.4)	(12.7)	(125.5)
Net client cash flows	(27.8)	(15.8)	1.4	(42.2)
New investments	4.0	—	—	4.0
Market changes	35.9	22.7	11.1	69.7
Foreign exchange	(1.4)	(1.9)	0.2	(3.1)
Realizations and distributions (net)	(2.6)	(0.3)	(0.1)	(3.0)
Other	(5.9)	(0.3)	(4.5)	(10.7)
AUM, September 30, 2019	$435.1	$199.8	$115.8	$750.7

CONSOLIDATED STATEMENTS OF INCOME (QUARTERLY)

	Three Months Ended
(in millions, except per share data)	9/30/2018	9/30/2019

Consolidated revenue	$601.3	$549.0

Consolidated expenses:
Compensation and related expenses	253.6	222.0
Selling, general and administrative	102.8	91.5
Intangible amortization and impairments	30.1	21.1
Interest expense	19.6	19.5
Depreciation and other amortization	5.3	6.2
Other expenses (net)	10.2	13.1
Total consolidated expenses	421.6	373.4

Equity method income (net) (2)	59.7	10.3

Investment and other income	11.0	6.7
Income before income taxes	250.4	192.6

Income tax expense	48.5	30.5
Net income	201.9	162.1

Net income (non-controlling interests)	(77.0)	(75.8)
Net income (controlling interest)	$124.9	$86.3

Average shares outstanding (basic)	53.1	50.4
Average shares outstanding (diluted)	55.4	50.4

Earnings per share (basic)	$2.35	$1.71
Earnings per share (diluted)	$2.34	$1.71

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES (QUARTERLY) (1)

	Three Months Ended
(in millions, except per share data)	9/30/2018	9/30/2019

Net income (controlling interest)	$124.9	$86.3
Intangible amortization and impairments	44.9	68.4
Intangible-related deferred taxes	12.2	3.5
Other economic items	2.0	1.2
Economic net income (controlling interest)	$184.0	$159.4

Average shares outstanding (adjusted diluted)	53.2	50.4
Economic earnings per share	$3.45	$3.16

Net income (controlling interest)	$124.9	$86.3
Interest expense	19.6	19.5
Income taxes	46.2	28.3
Intangible amortization and impairments	44.9	68.4
Other items	2.2	4.0
Adjusted EBITDA (controlling interest)	$237.8	$206.5

See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME (YEARLY)

	Nine Months Ended
(in millions, except per share data)	9/30/2018	9/30/2019

Consolidated revenue	$1,813.9	$1,684.0

Consolidated expenses:
Compensation and related expenses	761.3	708.2
Selling, general and administrative	314.4	283.3
Intangible amortization and impairments	76.5	72.0
Interest expense	62.6	57.4
Depreciation and other amortization	16.5	16.7
Other expenses (net)	33.4	36.2
Total consolidated expenses	1,264.7	1,173.8

Equity method income (loss) (net) (2)	191.3	(318.5)

Investment and other income	36.7	22.0
Income before income taxes	777.2	213.7

Income tax expense	146.1	4.4
Net income	631.1	209.3

Net income (non-controlling interests)	(236.2)	(216.1)
Net income (loss) (controlling interest)	$394.9	$(6.8)

Average shares outstanding (basic)	53.9	51.1
Average shares outstanding (diluted)	56.3	51.1

Earnings (loss) per share (basic)	$7.32	$(0.13)
Earnings (loss) per share (diluted)	$7.27	$(0.13)

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES (YEARLY) (1)

	Nine Months Ended
(in millions, except per share data)	9/30/2018	9/30/2019

Net income (loss) (controlling interest)	$394.9	$(6.8)
Intangible amortization and impairments	166.9	583.5
Intangible-related deferred taxes	30.1	(83.6)
Other economic items	2.9	5.4
Economic net income (controlling interest)	$594.8	$498.5

Average shares outstanding (adjusted diluted)	54.1	51.1
Economic earnings per share	$10.99	$9.75

Net income (loss) (controlling interest)	$394.9	$(6.8)
Interest expense	62.6	57.4
Income taxes	138.7	(3.1)
Intangible amortization and impairments	166.9	583.5
Other items	7.4	10.3
Adjusted EBITDA (controlling interest)	$770.5	$641.3

See Notes for additional information.

CONSOLIDATED BALANCE SHEET

	Period Ended
(in millions)	12/31/2018	9/30/2019

Assets
Cash and cash equivalents	$565.5	$402.5
Receivables	400.6	485.1
Investments in marketable securities	119.3	30.6
Goodwill	2,633.4	2,629.8
Acquired client relationships (net)	1,309.9	1,222.6
Equity method investments in Affiliates (net)	2,791.0	2,359.7
Fixed assets (net)	104.3	92.9
Other investments	201.1	205.2
Other assets	94.0	250.6
Total assets	$8,219.1	$7,679.0

Liabilities and Equity
Payables and accrued liabilities	$746.6	$648.0
Debt	1,829.6	1,792.6
Deferred income tax liability (net)	511.6	411.6
Other liabilities	162.7	346.5
Total liabilities	3,250.5	3,198.7

Redeemable non-controlling interests	833.7	847.1
Equity:
Common stock	0.6	0.6
Additional paid-in capital	835.6	742.6
Accumulated other comprehensive loss	(109.0)	(125.0)
Retained earnings	3,876.8	3,813.6
	4,604.0	4,431.8
Less: treasury stock, at cost	(1,146.6)	(1,361.8)
Total stockholders’ equity	3,457.4	3,070.0
Non-controlling interests	677.5	563.2
Total equity	4,134.9	3,633.2
Total liabilities and equity	$8,219.1	$7,679.0

Notes

(1)
As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest) and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, and adjustments to our contingent payment arrangements. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements) and certain Affiliate equity expenses. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as a measure for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, the potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Nine Months Ended
(in millions)	9/30/2018	9/30/2019	9/30/2018	9/30/2019
Average shares outstanding (diluted)	55.4	50.4	56.3	51.1
Stock options and restricted stock units	—	—	—	0.0
Convertible securities	(2.2)	—	(2.2)	—
Average shares outstanding (adjusted diluted)	53.2	50.4	54.1	51.1

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (controlling interest), Earnings per share (controlling interest) or other GAAP performance measures. For additional information on our non-GAAP measures, see our Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

(2)     The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method income (loss) (net):

	Three Months Ended		Nine Months Ended
(in millions)	9/30/2018	9/30/2019	9/30/2018	9/30/2019
Equity method earnings	$81.9	$62.4	$300.3	$210.6
Equity method intangible amortization and impairments	(22.2)	(52.1)	(109.0)	(529.1)
Equity method income (loss) (net)	$59.7	$10.3	$191.3	$(318.5)

Forward Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings and other risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.